Exhibit  10.24

                           PURCHASE AND SALE AGREEMENT




BETWEEN:

        ADDAX  PETROLEUM  BENIN  LIMITED

                                                               OF THE FIRST PART

                                     - and -

        ABACAN  RESOURCES  (BENIN)  LTD.

                                                              OF THE SECOND PART

                                TABLE OF CONTENTS
                                -----------------


                          ARTICLE I
                        INTERPRETATION                  2
      -----------------------------------------------
 1.1  Definitions                                       2
 1.2  Incorporation of Appendices                       4
 1.3  Appendix References                               4
 1.4  Headings                                          4
 1.5  Persons                                           4


                          ARTICLE II
                        SALE AND PRICE                  4
      -----------------------------------------------
 2.1      Sale                                          4
 2.2      Price                                         4
 2.3      Deposit                                       5

                         ARTICLE III
                 REPRESENTATIONS AND WARRANTIES         5
      -----------------------------------------------
 3.1      Vendor's Representations and Warranties       5
 3.2      Purchaser's Representations and Warranties    8
 3.3      No Merger                                     8
 3.4      Reliance                                      9
 3.5      Claims                                        9

                          ARTICLE IV
                      CLOSING CONDITIONS                9
      -----------------------------------------------
 4.1      Vendor's Conditions                           9
 4.2      Purchaser's Conditions                       10

                          ARTICLE V
                           CLOSING                     10
      -----------------------------------------------
 5.1      Pre-Closing                                  10
 5.2      Closing                                      11
 5.3      Covenants                                    11
 5.4      Conveyances                                  11
 5.5      Possession, etc.                             11

 5.6      Data and Receipts                            12

 5.7      Change of Corporate Name                     12

                          ARTICLE VI
                           GENERAL                     12
      -----------------------------------------------
 6.1      Remedies                                     12
 6.2      Further Assurances                           12
 6.3      Construction                                 12
 6.4      Time                                         12
 6.5      Notices                                      13
 6.6      Prior Agreements and Amendments              13
 6.7      Entire Agreement                             14
 6.8      Enurement                                    14
 6.9      Assignment                                   14
6.10      Counterpart Execution                        14
6.11      Severability                                 14
6.12      Waiver                                       14
6.13      Amendment                                    15
6.14      Currency                                     15
6.15      Public Announcements                         15


                          APPENDIX A
                       BLOCK 1 CONTRACT                16

                          APPENDIX B
                       BLOCK 1 CONTRACT
                       (ENGLISH VERSION)               17

                          APPENDIX C
                       BLOCK 4 CONTRACT                18

                          APPENDIX D
                       BLOCK 4 CONTRACT
                       (ENGLISH VERSION)               19

                          APPENDIX E
                         TRUST LETTER                  20

                           PURCHASE AND SALE AGREEMENT


     THIS  AGREEMENT  made  as  of  this  31st  day  of  July,  1997.

B  E  T  W  E  E  N:

ADDAX PETROLEUM BENIN LIMITED, a company organized and existing under the laws of the Isle of Man and having its registered office at Victory House, Prospect Hill, Douglas, Isle of Man (hereinafter referred to as the "Vendor")

                                                               OF THE FIRST PART

                                     - and -

ABACAN RESOURCES (BENIN) LTD., a company organized and existing under the laws of the Bahamas and having its registered office at Suite 303, Anbacher House, East Sheet North, Nassau, Bahamas (hereinafter referred to as the "Purchaser")

                                                              OF THE SECOND PART


     WHEREAS the Ministry of Energy of the Republic of Benin under a Letter of Intent dated 8th March, 1996 expressed its intention to entrust the Vendor with the redevelopment and exploitation of Seme Offshore and Onshore as well as the exploration Block 1 (outside Seme) ("Block 1") subject to finalising the negotiations of the Production Sharing Contract (the "Block 1 Contract") and the Interministerial Commission on behalf of the Republic of Benin and the Vendor have agreed on certain terms ("Terms") for the Contract, as detailed in the Annex to the above Letter of Intent, also dated March 8, 1996;

     AND WHEREAS, one prerequisite of the Terms requires the Vendor to produce to the Government of the Republic of Benin ("Government") a contractual partnership relating to the Vendor's position as contractor under the contract;

     AND WHEREAS, the Government has accepted the Purchaser as partner of the Vendor in its role as Co-contractor;

     AND WHEREAS, on 1st February, 1997, the Vendor and the Purchaser have jointly entered into the Block 1 Contract with the Government providing for the exploitation and exploration of Block 1;

     AND WHEREAS, on February 1, 1997 the Vendor and the Purchaser have jointly entered into a second Production Sharing Contract (the "Block 4 Contract") with the Government providing for the exploitation and exploration of Block 4;

     AND WHEREAS the Purchaser and the Vendor constitute the "Contractor" under both the Block 1 Contract and the Block 4 Contract and the Contractor is defined in both these contracts as the "Consortium Addax Petroleum-Abacan Benin";

     AND WHEREAS pursuant to a Purchase Agreement dated April 23, 1997 (the "Purchase Agreement"), the Vendor and the Purchaser agreed, inter alia, that the Purchaser would acquire from the Vendor an additional 35% interest in the Contracts, that the Purchaser would pay 100% of certain of the costs payable by the Vendor and the Purchaser under the Contracts, and that the Purchaser would act as operator under the Contracts, but the parties have not completed such purchase;

     AND WHEREAS the Vendor and the Purchaser had previously determined that they will jointly conduct the activities that may be carried on within the Republic of Benin through Addax Petroleum Benin S.A. ("Addax S.A.") a company registered under the laws of the Republic of Benin;

     AND WHEREAS the Vendor desires to sell all of its remaining interest in Block 1 and Block 4, and under the Block 1 Contract and Block 4 Contract to the Purchaser, and the Purchaser desires to purchase all of such interest from the Vendor;

     AND WHEREAS the Vendor desires to sell and convey all of the Shares of Addax S.A. to the Purchaser, and the Purchaser wishes to purchase such Shares, upon the terms and conditions herein set forth;

     NOW THEREFORE in consideration of the premises and of the covenants, warranties, representations, agreements and payments herein set forth and provided for, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                                 INTERPRETATION
                                 --------------

1.1          DEFINITIONS

     In this Agreement (including the recitals hereto, this clause and each appendix):

(a)     "ASSETS" means the 50% interest owned by the Vendor in Block 1 and Block
        --------
4 and its 50% interest in and to all property, assets and rights in the Contracts, being all of the Vendor's right, title and interest in and to Block 1, Block 4 and the Contracts;

(b)     "BANK"  means  Cr  dit  Suisse.  CH  1211  Geneva  70,  Account  number:
        ------
0251/529981/102/50  Reference:  "Jacques  Python/Benin";
        -

(c)     "BLOCK  1"  means  Block 1 and Seme located in the territorial waters of
        ----------
the  Republic  of Benin, as more particularly described in the Block 1 Contract;

(d)     "BLOCK  1  CONTRACT"  means  "Le  Contrat  pour  l'Exploration  et
        --------------------
l'Exploitation P troli res Block Offshore No. 1 et Seme" dated February 1, 1997 between the Government and the Parties, a true copy of which is annexed hereto as Appendix "A" and an English language translation of which is annexed hereto as Appendix "B";

(e)     "BLOCK  4"  means  Block  4  located  in  the  territorial waters of the
        ----------
Republic  of  Benin,  as  more  particularly  described in the Block 4 Contract;

(f)     "BLOCK  4  CONTRACT"  means  "Le  Contrat  pour  l'Exploration  et
        --------------------
l'Exploitation P troli res Block Offshore Profond No. 4" dated February 1, 1997 between the Government and the Parties, a true copy of which is annexed hereto as Appendix "C" and an English language translation of which is annexed hereto as Appendix "D";

(g)     "CFAF"  means  franc  de  la  communaut  francaise  en  Afrique;
        ------

(h)     "CONSENT"  means  the  written consent of the Government to the purchase
        ---------
and sale contemplated in this Agreement, such consent to be in a form and on terms satisfactory to both the Vendor and the Purchaser;

(i)     "CONTRACT  AREAS"  means  collectively  the  Contract  Areas defined and
        -----------------
identified  as  such  in  each  of  the  Contracts;

(j)     "CONTRACTS"  means  collectively  the  Block  1 Contract and the Block 4
        -----------
Contract;

(k)     "CLOSING"  means  the  transfer  of  the  Assets  by  the  Vendor to the
        ---------
Purchaser and the payment by the Purchaser to the Vendor of the purchase consideration therefor, and the completion of all matters incidental thereto;

(l)     "CLOSING  DATE"  means the date on which Closing is to occur pursuant to
        ---------------
clause  5.2;

(m)     "EFFECTIVE  TIME"  means  the  time  at  which  the Closing is complete;
        -----------------

(n)     "PARTY"  or "PARTIES" means a party or the parties to this Agreement and
        -------     ---------
their  respective  successors  and  assigns;

(o)     "PLACE  OF  CLOSING"  means  the  offices  of Ma tre Nicolas de Gottrau,
        --------------------
Geneva,  located  at 9 rue Massot, Switzerland, Telephone: 41 22 1346 4645, Fax:
41  22  1346  85  76;

(p)     "PURCHASE  PRICE" shall have the meaning ascribed thereto in clause 2.2;
        -----------------

(q)     "SHARES"  means  all  of  the issued and outstanding shares in the share
        --------
capital of Addax S.A., which consists of as at the date hereof 2,500 shares in the share capital of Addax S.A.;

(r)     "TIME  OF  CLOSING"  means  the  time  on  the Closing Date at which the
        -------------------
Closing  occurs;  and

(s)     "VENDOR'S  SOLICITOR" means the law firm of Ma tre de Gottrau, Geneva, 9
        ---------------------
rue  Massot,  Switzerland,  acting  on  behalf  of  Maitre  Jaques  Python

1.2          INCORPORATION  OF  APPENDICES

     Appended  hereto  are  the  following  appendices:

     A  -  Block  1  Contract
     B  -  Block  1  Contract  -  English  Version
     C  -  Block  4  Contract
     D  -  Block  4  Contract  -  English  Version
     E  -  Trust  Letter

     All appendices hereto are incorporated into and form part of this Agreement by this reference as fully as though contained in the body of this Agreement. References to "the Agreement" or "this Agreement" in an appendix means this Purchase and Sale Agreement.

1.3          APPENDIX  REFERENCES

     Wherever any provision of any appendix to this Agreement conflicts with any provision of the body of this Agreement, the provisions of the body of this Agreement shall prevail.

1.4          HEADINGS

     The headings of clauses and subclauses herein and in the appendices are inserted for convenience of reference only and shall not affect or be considered to affect the construction of the provisions hereof.

1.5          PERSONS

     In this Agreement references to persons include corporations, companies, partnerships, trustees, trusts, unincorporated associations, individuals and other entities of a similar nature and references to the masculine gender include the feminine and neuter genders.

                                   ARTICLE II
                                 SALE AND PRICE
                                 --------------

2.1          SALE

     The Vendor agrees to sell, assign and transfer the Assets and the Shares to the Purchaser, and the Purchaser agrees to purchase the Assets and Shares from the Vendor, in accordance with and subject to the terms and conditions set forth in this Agreement.

2.2          PRICE

     The purchase price (herein called the "Purchase Price") to be paid by the Purchaser to the Vendor for the Assets and the Shares is an aggregate One Million Three Hundred Seventy Five Thousand U.S. Dollars ($1,375,000 U.S.). Subject to Clause 2.3, the Purchase Price shall be paid at Closing by banker's draft.

2.3          DEPOSIT

(a)     Deposit  At  the  time  of execution and delivery of this Agreement, the
        -------
Purchaser shall pay an amount of Four Hundred Thousand U.S. Dollars ($400,000 U.S.) (which amount is hereinafter called the "Deposit") to the Vendor's Solicitor, to be held by the Vendor's Solicitor in an interest-bearing deposit in trust for the Vendor and the Purchaser to be applied in accordance with the terms of this clause 2.3.

(b)     At  Closing  If  Closing  occurs, the Deposit together with all interest
        -----------
earned thereon shall be deemed to be paid over to the Vendor in partial satisfaction of the Purchaser's obligation to pay the Purchase Price, at Closing.

(c)     Forfeiture  If  Closing  does  not occur solely or primarily because the
        ----------
Purchaser has wrongfully terminated this Agreement, or has wrongfully repudiated or failed to perform one or more of its obligations hereunder, the Vendor shall be entitled to the Deposit and all interest earned thereon on the Closing Date. The Deposit and such interest shall thereupon be forfeited to the Vendor as liquidated damages, and constitute a genuine pre-estimate by the Vendor and the Purchaser of liquidated damages suffered or to be suffered by the Vendor by virtue of the failure of the Purchaser to close and complete the transaction contemplated herein in accordance with the terms of this Agreement.

(d)     Return of Deposit  If Closing does not occur solely or primarily for any
        -----------------
reason or circumstance including the termination of this Agreement pursuant to subclause 5.2(b)(i) or (ii) other than one described in subclause (c) and, without restricting the generality of the foregoing, if closing does not occur because the Government does not provide the consent as contemplated in this Agreement, the Purchaser shall be entitled to the return of the Deposit and all interest earned thereon, and the Vendor shall on the Closing Date pay the Deposit and such interest back to the Purchaser.

(e)     Dispute  If  the  Vendor's  Solicitor  is  notified by the Purchaser, or
        -------
otherwise becomes aware or determines, that there is a dispute between the Vendor and the Purchaser as to entitlement to all or part of the Deposit and the interest earned thereon, the Vendor shall, unless the Vendor and the Purchaser otherwise agree in writing prior to the Closing Date, pay the Deposit and interest thereon (or that portion thereof as to which there is a dispute as to entitlement) into the High Court of Justice in London, England.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

3.1          VENDOR'S  REPRESENTATIONS  AND  WARRANTIES

     The Vendor hereby represents, warrants and covenants to and with the Purchaser that:

(a)     Corporate Standing of the Vendor  The Vendor is a company duly organized
        --------------------------------
and validly subsisting under the laws of the Isle of Man and is duly qualified to do business as a corporation under the laws of Benin;

(b)     Requisite  Authority  of  the  Vendor  (i)  the Vendor has all requisite
        -------------------------------------
corporate power and authority to enter into this Agreement and to perform its obligations hereunder and (ii) the execution and delivery of this Agreement and the consummation of the transaction contemplated herein by the Vendor have been duly authorized by all necessary corporate action on the part of the Vendor;

(c)     No  Conflicts  The  execution  and  delivery  of  this Agreement and the
        -------------
consummation of the transaction contemplated herein by the Vendor will not violate nor be in conflict with, or constitute a material default under, any material provision of any agreement or instrument to which the Vendor is a party or is bound, or, so far as it is aware, any judgment, decree, order, law, statute, rule, licence, regulation, ordinance or any other law applicable to the Vendor;

(d)     Execution  of  Documents  (i)  this Agreement has been duly executed and
        ------------------------
delivered by the Vendor and all other documents executed and delivered by the Vendor pursuant hereto shall have been duly executed and delivered by the Vendor and (ii) this Agreement does and such documents will, constitute legal, valid and binding obligations of the Vendor enforceable in accordance with their respective terms;

(e)     No  Default under Laws  The Purchaser has not received any notice of and
        ----------------------
so far as it is aware is not in, default or violation of any order, rule, regulation, writ, injunction or decree of any court or governmental authority or any statute to the extent that any such default or violation would materially and adversely affect the operation or ownership of any of the Assets;

(f)     Title  to  Assets  (i)  the Vendor has not done any act or thing whereby
        -----------------
any of the Assets have been or will be sold or otherwise alienated and (ii) the Assets are or will at Closing be free and clear of all liens, charges, encumbrances, royalties, burdens, production payments, profits interests and adverse claims whatsoever created by, through or under the Vendor;

(g)     Quiet  Enjoyment  Subject  to  the  rents,  covenants,  conditions  and
        ----------------
stipulations in the Contracts and all other agreements pertaining to the Assets, and on the Vendor's part thereunder to be paid, performed and observed, if Closing occurs (i) the Purchaser may continue to hold and enjoy the Assets, for the residue of their respective terms and all renewals or extensions thereof, for the Purchaser's own use and benefit without any interruption of or by the Vendor or any other person whomsoever claiming or to claim by, through or under the Vendor and (ii) the Vendor binds itself to warrant and defend all and singular the Assets, against all persons whomsoever claiming or to claim the same or any part thereof or any interest therein by, through or under the Vendor;

(h)     Judgments,  Lawsuits  or  Claims  There  are  no  material  judgments
        --------------------------------
unsatisfied against the Vendor or any material consent decrees or injunctions to which the Vendor is subject and there are no material proceedings, actions or lawsuits in existence, or so far as the Vendor is aware, threatened or asserted, against the Vendor with respect to any of the Assets;

(i)     Shares  (i)  the  Vendor  has  or will have at the Time of Closing good,
        ------
marketable, beneficial and recorded title to the Shares purported to be owned by the Vendor, and such Shares are free of all mortgages, charges, liens, pledges, claims, security interests and agreements and other encumbrances of whatsoever nature and no person, firm or corporation has any agreement or option or right capable of becoming an agreement or option for the purchase from the Vendor of any of the Shares except as provided herein, and the Vendor has good right, full power and absolute authority to sell and assign its Shares to the Purchaser for the purpose and in the manner as provided in this Agreement. Such Shares are not subject to any shareholder, pooling, escrow or similar agreements; (ii) no consents of, filings with or approval or any governmental or regulatory body authority is required by the Vendor for its sale and transfer of its Shares to the Purchaser, except as contemplated herein; and (iii) the Vendor is not obligated to obtain the written consent of any person to the transaction contemplated by this Agreement other than from those persons from whom consent has, or prior to the Time of Closing, will be obtained.

(j)     Due  Incorporation  and Capitalization of Addax S.A.  (i) Addax S.A. has
        ----------------------------------------------------
been duly registered with the "Tribunal de Commerce" of Cotonou, on September 20, 1996 and is in good standing with respect to the filing of all returns and notices required thereby; (ii) as of the date hereof the authorized and issued share capital of Addax S.A. consists of 2,500 shares each with a value of 10,000 CFAF. The total paid in share value amounts to 25,000,000 CFAF; (iii) as at the date hereof and at the Time of Closing there are not and will not be, any outstanding subscriptions, options, rights, warrants or other agreements or commitments obligating Addax S.A. to sell or issue any additional shares or securities of any class of Addax S.A. or any securities convertible into any shares of any class of Addax S.A.; (iv) Addax S.A. has not authorized delivery of or delivered any application for amendment to its charter documents as at the date hereof.

(k)     Subsidiaries  and  Securities  Addax S.A. has no subsidiary corporations
        -----------------------------
and owns no shares or securities of any other entity, and there are no agreements of any nature to acquire any subsidiary or business or to acquire howsoever any other business.

(l)     Dividends  Addax  S.A.  has not authorized the payment or declaration of
        ---------
any distribution on or in respect of any of its shares or securities by way of dividend, redemption, purchase, return of capital or otherwise.

(m)     Business  Addax  S.A.  has  not carried on any business or operations of
        --------
any kind, and has no assets or liabilities, and will not have any assets or liabilities at the Time of Closing.

(n)     Remuneration of Officers, Etc.  No payments have been made or authorized
        ------------------------------
by Addax S.A. to its officers, directors, shareholders or employees, or former officers, directors, shareholders or employees, or to any person or company not dealing at arm's length with it.

(o)     Capital  Expenditures  No  capital  expenditures  have  been  made  or
        ---------------------
authorized  by  Addax  S.A

(p)     Employees,  Officers,  Directors,  Managers,  Consultants  The  Vendor
        ---------------------------------------------------------
guarantees that all employees, officers and directors of Addax S.A. will resign at the Closing.

3.2          PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES

     The Purchaser hereby represents, warrants and covenants to and with the Vendor that:

(a)     Corporate  Standing  The  Purchaser  is a corporation duly organized and
        -------------------
validly subsisting under the laws of the Bahamas and is duly qualified to do business as a corporation under the laws of Benin;

(b)     Requisite  Authority  (i)  the  Purchaser  has  all  requisite power and
        --------------------
authority to enter into this Agreement and to perform its obligations hereunder and (ii) the execution and delivery of this Agreement and the consummation of the transaction contemplated herein by the Purchaser have been duly authorized by all necessary corporate action on the part of the Purchaser;

(c)     No  Conflicts  The  execution  and  delivery  of  this Agreement and the
        -------------
consummation of the transaction contemplated herein by the Purchaser will not violate nor be in conflict with, or constitute a material default under any material provisions of any agreement or instrument to which the Purchaser is a party or is bound, or, so far as it is aware, any judgment, decree, order, law, statute, rule, license, regulation, ordinance or any other law applicable to the Purchaser;

(d)     Execution  of  Documents  (i)  this Agreement has been duly executed and
        ------------------------
delivered by the Purchaser and all other documents executed and delivered by the Purchaser pursuant hereto shall have been duly executed and delivered by the Purchaser and (ii) this Agreement does, and such documents will, constitute legal, valid and binding obligations of the Purchaser enforceable in accordance with their respective terms; and

(e)     No  Default under Laws  The Vendor has not received any notice of and so
        ----------------------
far as it is aware is not in, default or violation of any order, rule, regulation, writ, injunction or decree of any court or governmental authority or any statute to the extent that any such default or violation would materially and adversely affect the operation or ownership of any of the Assets.

3.3          NO  MERGER

     The covenants, representations, warranties and indemnities set forth in this Agreement shall be deemed to apply to all assignments, conveyances, transfers and documents conveying the Assets from the Vendor to the Purchaser. There shall not be any merger of any covenant, representation or warranty in such assignments, transfers or documents notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

3.4          RELIANCE

     Notwithstanding anything to the contrary herein expressed or implied, it is acknowledged that the covenants, representations and warranties set forth in clause 3.1 and 3.2 are relied upon by the Purchaser and the Vendor respectively as being true on the date hereof and on the Closing Date and shall be deemed to have been repeated at the Closing as being true in all material respects on the Closing Date. Notwithstanding the Closing and deliveries of covenants, representations and warranties in any other agreements or certificates at Closing or prior or subsequent thereto or investigations by the parties hereto or their counsel, the representations and warranties set forth in clauses 3.1 and 3.2 shall survive Closing for the benefit of the parties hereto for a period which shall end two (2) years after the Closing Date. All other covenants, representations and warranties set forth herein shall survive Closing for the benefit of the parties hereto for the longest period permitted by law.

3.5          CLAIMS

     If after Closing a party becomes aware of any facts which give rise to a claim under any of the provisions of this Agreement, it shall forthwith notify the other party hereto in writing of such facts and the provisions under which the particular claim may arise. No claim may be made or legal proceedings commenced in respect of a particular claim under clause 3.1 or 3.2 by a party hereto thereunder unless such a notice in respect of the particular claim has been given by the party advancing or who may advance the particular claim within the said two (2) year period and legal proceedings shall not be commenced in respect of a claim prior to the expiry of 30 days after the party against whom the claim is made has received written notice as aforesaid, unless before the expiry of the said 30 day period, the said two (2) year period will expire.

                                   ARTICLE IV
                               CLOSING CONDITIONS
                               ------------------

4.1          VENDOR'S  CONDITIONS

     The obligation of the Vendor to sell the Assets to the Purchaser is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

(a)     Representations  True  All  representations  and  warranties  of  the
        ---------------------
Purchaser contained in this Agreement shall be true in all material respects at and as of the Closing Date and the Purchaser shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by the Purchaser at or prior to the Closing Date;

(b)     Payment  The Purchaser shall have tendered in the form stipulated herein
        -------
the  total  amount  payable  at  Closing  by  the  Purchaser  to the Vendor; and

(c)     Consents  All  consents,  waivers, permissions and approvals required in
        --------
connection with the sale and purchase contemplated herein shall have been obtained, including the Government Consent.

The conditions of this clause 4.1 shall be for the benefit of the Vendor and may, without prejudice to any of its rights hereunder, be waived by the Vendor in writing, in whole or in part, at any time. In case any of the said conditions shall not be complied with, or waived by the Vendor, at or before the Closing Date, the Vendor may rescind or terminate this Agreement by written notice to the Purchaser.

4.2          PURCHASER'S  CONDITIONS

     The obligation of the Purchaser to purchase the Assets from the Vendor is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

(a)     Representations  True  All  representations and warranties of the Vendor
        ---------------------
contained in this Agreement shall be true in all material respects at and as of the Closing Date and the Vendor shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by the Vendor at or prior to the Closing Date; and

(b)     Government  Consent  The  Government  shall have provided the Consent to
        -------------------
the  purchase  and  sale in the manner contemplated in this Agreement, by August
31,  1997,  or  at  the  election  of  the  Purchaser  September  30,  1997.

The conditions of this clause 4.2 shall be for the benefit of the Purchaser and may, without prejudice to any of its rights hereunder, be waived by the Purchaser in writing, in whole or in part, at any time. In case any of the said conditions shall not be complied with, or waived by the Purchaser at or before the Closing Date, the Purchaser may rescind or terminate this Agreement by written notice to the Vendor.

                                    ARTICLE V
                                     CLOSING
                                     -------

5.1          PRE-CLOSING

     At 9:00 a.m. (local Geneva time) on the last business day prior to the Closing Date, the Vendor and the Purchaser shall meet at the Place of Closing and shall execute and place in escrow with the Vendor's solicitors all of the documents referred to in clause 5.4 and all other documents required hereunder to be delivered at Closing other than any payments required hereunder. The aforementioned documents shall be withdrawn from escrow at Closing for delivery to the parties in accordance with this Agreement. The Vendor shall not be required to execute at Closing any document of a type described in clause 5.4 unless a draft of the particular document in final form has been delivered to it not later than two business days prior to the Closing Date.

5.2          CLOSING

(a) Closing shall occur at the Place of Closing at 6:00 p.m. (local Geneva time) on the later of: (i) August 31, 1997; or (ii) the day that is the tenth business day after both the Vendor and the Purchaser have been advised that the Government has granted its Consent to the transaction contemplated by this Agreement; or

(b) If the Consent is not received by August 31, 1997, then the Purchaser shall either: (i) terminate this Agreement, in which case the Deposit and interest shall be refunded to the Purchaser without set-off or deduction as provided for in subclause 2.3(d); or (ii) extend the term of this Agreement for an additional 30 days. If the Purchaser extends the term of this Agreement for an additional thirty (30) days but the Consent is not received by September 30, 1997, then after September 30, 1997 the Purchaser may terminate this Agreement, in which case the Deposit and interest shall be refunded to the Purchaser without set-off or deduction as provided for in subclause 2.3(d).

5.3          COVENANTS

     Each of the parties hereto covenants and agrees with the other party hereto to use all reasonable efforts until Closing to take or refrain from taking all actions with the intent that the closing conditions set forth in Article IV herein shall be satisfied, the representations and warranties herein made by it shall be true and correct and all covenants and agreements herein made by it shall have been performed.

5.4          CONVEYANCES

     At Closing, the Vendor shall deliver to the Purchaser, and the Purchaser shall deliver to the Vendor, all transfers, assignments and novation agreements, conveyances and bills of sale with respect to the Assets and Shares as may be reasonably required by the Vendor or the Purchaser for the purpose of giving effect to this Agreement. It will not be necessary for any such documents to have been executed prior to or to be executed at Closing by any parties thereto other than the Vendor and the Purchaser. The Vendor shall co-operate with the Purchaser to enable the Purchaser to secure execution of all such documents by such other parties after Closing. If Closing occurs, the Purchaser shall thereupon be liable for and shall perform as they become due all obligations in respect of the Assets arising, occurring or relating to any period after the Effective Time including without limitation the payments of all royalties under the Contracts and the performance of all obligations under all operating agreements relating to the Assets, notwithstanding that parties other than the Vendor and the Purchaser may not have executed documents referred to in this clause 5.4.

5.5          POSSESSION,  ETC.

     Possession  of  and  title  to  the Assets and Shares will pass at Closing.

5.6          DATA  AND  RECEIPTS

     At the Closing the Vendor shall deliver to the Purchaser all data, interpretations and records which the Vendor has acquired upon Operator's consent and/or for and on behalf of the joint account under the Block 1 Contract and Block 4 Contract.

     The parties acknowledge that, pursuant to the Block 1 Contract and the Block 4 Contract, the Government of Benin is the owner of certain data. In the event that the Government of Benin shall require delivery of any data to which it is entitled under the Block 1 and Block 4 Contract, the Vendor shall deliver such data either to the Government or to the Purchaser to hold as custodian pursuant to the terms of the Block 1 Contract and Block 4 Contract.

5.7          CHANGE  OF  CORPORATE  NAME

     Upon closing of the purchase and sale of the Shares, the Purchase shall cause the name of Addax S.A. to be renamed to Abacan Petroleum Operations (Benin) S.A. and obtain a new registered seat in Cotonou, Benin, such changes to occur as soon as reasonably possible following the Closing.

                                   ARTICLE VI
                                     GENERAL
                                     -------

6.1          REMEDIES

     If a party hereto improperly fails to perform any of its obligations hereunder, the other party shall be entitled to all remedies available to it under this Agreement, at law, in equity or otherwise, expressly including without limitation specific performance. The exercise by a party hereto of any particular remedies shall not preclude the party from seeking, exercising or invoking any other remedy available to it. The aforementioned remedies are cumulative, and not mutually exclusive or dependent upon each other.

6.2          FURTHER  ASSURANCES

     At Closing and thereafter as may be necessary or desirable, and without further consideration, the parties hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

6.3          CONSTRUCTION

     The Agreement herein shall, in all respects, be subject to and be interpreted, construed and enforced in accordance with English law. Each party hereto accepts the jurisdiction of the High Court of Justice in London and all courts of appeal therefrom without reference to arbitration.

6.4          TIME

     Time  shall  be  of  the  essence  in  this  Agreement.

6.5          NOTICES

     The  address  for notice of each of the parties hereto shall be as follows:

     (a)     by  mail  or  delivery:

     Vendor:     Addax  Petroleum  Benin  Limited
                 9,  rue  du  Valais
                 CH  1202,  Geneve,Switzerland
                 Attention:  President


     Purchaser:  Abacan  Resources  (Benin)  Limited
                 7th  Floor,  Folawiyo  Plaza
                 38  Warehouse  Road
                 Apapa,  Lagos,  Nigeria
                 Attention:  President


(b)     by  telephone  or  telecopier:

        Purchaser:    Telephone:     234 1545 0283
                      Fax:           234 1545 0301

        Vendor:       Telephone:     44 22 741 5010
                      Fax:           44 22 741 5020


Either of the parties hereto may from time to time change its address for notice herein by giving written notice to the other party hereto. Any notice may be served by delivery to a party hereto or by mailing the same by prepaid post in a properly addressed envelope addressed to the party hereto at its address for notice hereunder or by telecopier to the telecopier number for notice hereunder. Any notice given by delivery to a party hereto shall be deemed to be given and received on the date of such delivery. Any notice given by mail shall be deemed to be given and received on the sixth day (except Saturdays, Sundays, statutory holidays and days upon which postal service in England is interrupted) after the mailing thereof. Any notice given by telecopier shall be deemed to be given and received on the day that it is sent.

6.6          PRIOR  AGREEMENTS  AND  AMENDMENTS

     Upon Closing being completed, this Agreement shall supersede and replace any and all prior agreements between the parties hereto relating to the sale and purchase of the Assets or any portion and may be amended only by written instrument signed by the parties hereto. For greater certainty, this Agreement shall not terminate the rights of the Parties under the Purchase Agreement dated April 23, 1997 such that if this Agreement does not close the Parties will be returned to the same positions they were in as of the date prior to the execution of this Agreement. If this Agreement is completed, the Purchaser shall not be under any obligation to make the payment required to be made under the April 23, 1997 Purchase Agreement, as it is acknowledged that the 35% interest that is the subject of that Purchase Agreement is a part of the 50% interest being acquired pursuant to this Agreement.

6.7          ENTIRE  AGREEMENT

     This Agreement (including all appendices hereto) states and comprises the entire agreement between the parties hereto. There is no representation, warranty or collateral agreement relating to the sale and purchase of the Assets except as expressly set forth herein.

6.8          ENUREMENT

     This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors, receivers, receiver-managers, trustees and permitted assigns.

6.9          ASSIGNMENT

     Neither party hereto may assign this Agreement or any of its rights or obligations hereunder without first obtaining the consent of the other party hereto.

6.10          COUNTERPART  EXECUTION

     This Agreement may be executed and delivered in counterparts and, if so executed and delivered, the execution and delivery of a counterpart by each of the parties hereto shall constitute execution and delivery of this Agreement.

6.11          SEVERABILITY

     If any provision of this Agreement or the application thereof to any person or in any circumstances shall be held to be invalid, the remaining provisions of this Agreement, and the application of the particular provision to persons and in circumstances other than those as to which it had been held to be invalid, shall not be affected by the invalidity.

6.12          WAIVER

     The failure of any party to insist upon strict performance of a provision of this Agreement, irrespective of the length of time for which the failure continues, shall not constitute a waiver of the party's right to demand strict compliance thereafter. No consent or waiver, express or implied, to or of any breach or default in the performance of any provision of this Agreement shall constitute a consent or wavier to or of any other breach or default.

6.13          AMENDMENT

     No amendment to this Agreement shall be valid unless it is in writing and signed by the parties hereto.

6.14          CURRENCY

     All amounts of money referred to herein and all payments hereunder shall be in United States dollars.

6.15          PUBLIC  ANNOUNCEMENTS

     The parties shall cooperate with each other in relaying information concerning this Agreement and the transaction herein contemplated and shall furnish to and discuss with the other party drafts of all press and other releases prior to publication; and in particular, without limiting the generality of the foregoing, the Purchaser shall not without the express written consent of the Vendor reveal in any such release the identity of the Vendor or the value of the transaction herein contemplated. Nothing contained in this clause shall prevent a party at any time from furnishing any information to any governmental agency or regulatory authority or to the public if required to do so by any applicable law or regulation.

     IN WITNESS WHEREOF the seals of the parties hereto have been affixed and this Agreement has been delivered by their duly authorized officers on the date first above written.

          ADDAX  PETROLEUM  BENIN  LIMITED


          Per:  /s/  Peter  J.  Fleimish
                ------------------------
          PETER  J.  FLEIMISH,  GENERAL  MANAGER



          ABACAN  RESOURCES  (BENIN)  LTD.



          Per:  /s/  Wade  Cherwayko
                --------------------
          WADE  G.  CHERWAYKO  -  PRESIDENT



          Per:  /s/  Tunde  Folawiyo
                --------------------
          TUNDE  FOLAWIYO  -  VICE-PRESIDENT

                                   APPENDIX A
                                BLOCK 1 CONTRACT

French  Text  -  Not  required  to  be  filed

                                   APPENDIX B
                                BLOCK 1 CONTRACT
                                (ENGLISH VERSION)

This document has been filed as Exhibit 10.23 to the Form 10-KSB dated effective March 1, 1999.

                                   APPENDIX C
                                BLOCK 4 CONTRACT


French  Version  -  Not  required  to  be  filed.

                                   APPENDIX D
                                BLOCK 4 CONTRACT
                                (ENGLISH VERSION)

This document has been filed as Exhibit 10.22 to the Form 10-KSB dated effective March 1, 1999.

                                   APPENDIX E
                                  TRUST LETTER

July,  1997

ON  BEHALF  OF  MA  TRE  JACQUES  PYTHON:
MA  TRE  NICOLAS  DE  GOTTRAU
9  RUE  MASSOT
GENEVA,
SWITZERLAND

Dear  Sirs:


The  undersigned,  Abacan  Resources  (Benin)  Ltd.  (herein  referred to as the
"Purchaser"), and Addax Petroleum Benin Limited (herein referred to as the "Vendor"), are parties to a certain Purchase and Sale Agreement, dated July ,1997 between the Purchaser and the Vendor (herein referred to as the "Agreement") a true copy of which is attached hereto as Schedule "A". In connection with the Closing of the transactions contemplated in the Agreement the Purchaser has placed on deposit with you the sum of $400,000.00 (U.S.) (herein referred to as the "Funds"), in trust, with interest to follow principal, pursuant to the terms hereof and thereafter to be held in trust by you as follows:

a) If the Closing occurs $400,000.00 (U.S.) together with all interest earned thereon shall be released to the Vendor at the Closing; or

b) If the Closing does not occur $400,000.00 (U.S.) together with all interest earned thereon shall be released to the Purchaser on September 1, 1997, or October 1, 1997 if the Purchaser has elected to extend the Closing pursuant to Clause 5.2 (b) of the Agreement.

7. Unless you have been advised otherwise in writing jointly by both parties, you shall be at liberty and hereby directed to release the Funds in accordance with the provisions hereof and the parties hereto agree to such release thereof. You shall be entitled to release the Funds only on the joint instructions made either by fax, letter or by courier and signed by the President of the Purchaser, Mr. Wade Cherwayko and the President of the Vendor, Mr. Marc Lorenceau jointly.

8. You shall have no duties or obligations other than those specifically set forth herein.

9. You shall not be obligated to take any legal action hereunder which might, in your judgment, involve any expense or liability unless you shall have been furnished with reasonable retainer or indemnity in respect thereof by the undersigned, or any one thereof.

10. You are not bound in any way by any other contract or agreement between the parties hereto whether or not you have knowledge thereof or of its terms and conditions and your only duty, liability and responsibility shall be to hold and deal with the Funds as herein directed.

11. You shall be entitled to assume that any instruction, notice and evidence received by you pursuant to these instructions from either of the undersigned has been duly executed by the party by whom it purports to have been signed and you shall not be obligated to inquire into the sufficiency or authority of any signatures appearing on such notice or evidence.

12. The undersigned jointly and severally covenant and agree to indemnify you and to hold you harmless against loss, liability or expense incurred without negligence or bad faith on your part arising out of or in connection with the administration of your duties hereunder, including the costs and expenses of defending you against any claim or liability arising therefrom.

13. In the event of any disagreement between any of the parties to these instructions or between them or any of them and any other person, resulting in adverse claims or demands being made in connection with the Funds, or in the event that you, in good faith, are in doubt as to what action you should take hereunder, you may, at your option, refuse to comply with any claims or demands on you, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, you shall not be or become liable in any way or to any person for your failure or refusal to act, and you shall be entitled to continue so to refrain from acting until
(i) the rights of all parties shall have been finally adjudicated by the High Court of Justice in London and all courts of appeal therefrom or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested parties, and you shall have been notified thereof in writing signed by all such parties. Your rights under this paragraph are cumulative of all other rights which you may have by law or otherwise.

14. For the purpose of these instructions, the addresses of the undersigned are as set out in the Agreement.

15. The terms of these instructions are irrevocable by the undersigned unless revocation is consented to in writing by all of the undersigned.

16. The terms herein shall be binding upon you and your successors in the practise of law and upon the undersigned and the respective successors and assigns to the undersigned.

17. Unless otherwise set forth herein to the contrary, all terms as used herein shall have the same meaning as ascribed to them in the Agreement.

18. You shall be entitled, upon notice to the undersigned, to assign your rights and obligations under this agreement to a member of the Law Society of Switzerland residing in and practising law in the city of Geneva, provided that such assignment shall not be effective unless and until such assignee has agreed in writing to assume such obligations.

19. Any dispute out of or in connection with this trust letter between the Vendor's Solicitor on one side and the Purchaser and the Vendor on the other side should be construed and interpreted under the law of Switzerland, Canton Geneva, and shall be settled under the jurisdiction of the Court of Geneva, Switzerland.

Please  confirm  the  arrangement  herein  provided  by  signing  below.


                                Yours  very  truly,


                                ABACAN  RESOURCES  (BENIN)  LTD.


                                Per:/s/  Wade  Cherwayko
                                    --------------------


                                ADDAX  PETROLEUM  BENIN  LIMITED


                                Per:/s/  Peter  Fleimish
                                    --------------------



The undersigned agrees to hold and deal with the Funds in accordance with the above instructions.


Dated  at  the  City  of  Geneva,  Switzerland,  as  of  the  day of July, 1997.


                       ON  BEHALF  OF  MA  TRE  JACQUES  PYTHON:
MA  TRE  NICOLAS  DE  GOTTRAU


                                Per:/s/  Nicholas  de  Gottrau
                                    --------------------------
                                      [AUTHORIZED SIGNATURE]